SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.____)

Filed by the registrant       / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/ X / Preliminary proxy statement

/   / Definitive proxy statement

/   / Definitive additional materials

/   / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OPPENHEIMER MULTI-SECTOR INCOME TRUST
------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

OPPENHEIMER MULTI-SECTOR INCOME TRUST
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/   / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
      14a-6(j)(2).

/   / $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).

/     / Fee  Computed on table below per  Exchange  Act Rules 14a  -6(i)(4)  and
      0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

(4)   Proposed maximum aggregate value of transaction:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing Party:

(4)   Date Filed:

--------------------
1 - Set forth the amount on which the filing fee is calculated and state how it was determined.

Bridget A. Macaskill
President and
Chief Executive Officer                       OppenheimerFunds, Inc.
                                              Two World Trade Center, 34th Floor
                                              New York, NY 10048-0203
                                              800 525-7048
                                                      March 10, 2000

Dear Oppenheimer Multi-Sector Income Trust Shareholder,

      We have scheduled a shareholder meeting on April 26, 2000 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

      Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for" the election of Trustees and for the Proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

      To vote, simply complete the ballot card by marking your choices, sign it, and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- a portion of which is owned by you as a shareholder -- to remail ballot cards if not enough responses are received to conduct the meeting.

What are the issues?

      You are being asked to consider and approve the election of three Trustees in Class A to hold office until 2003. And to elect one Trustee in Class C to hold office until 2002. The Board of Trustees' primary responsibility is the management of the Fund. They meet regularly to review the activities of the Fund's day-to-day operations.

      In addition, the Board is asking you to consider and approve the selection of KPMG LLP as independent certified public accountants and auditors of the Fund for the fiscal year beginning November 1, 1999.

      Please read the enclosed proxy statement for complete details on these proposals. Of course if you have any questions, please contact your financial advisor or call us at 1-800-647-7374.

      As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                          Sincerely,
                                       BAM
Enclosures

                                        2
                      OPPENHEIMER MULTI-SECTOR INCOME TRUST

                 Two World Trade Center, New York, New York 10048-0203

                    Notice Of Annual Meeting Of Shareholders
                            To Be Held April 26, 2000

To The Shareholders of Oppenheimer Multi-Sector Income Trust:

Notice is hereby given that the Annual Meeting of the Shareholders of Oppenheimer Multi-Sector Income Trust (the "Fund") will be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on Wednesday, April 26, 2000, or any adjournments thereof (the "Meeting"), for the following purposes:

(1) To elect three Trustees in Class A to hold office until the term of such class shall expire in 2003, or until their successors are elected and shall qualify;

(2) To elect one Trustees in Class C to hold office until the term of such class shall expire in 2002, or until his successor is elected and shall qualify;

(2) To ratify the selection of KPMG LLP as the independent certified public accountants and auditors of the Fund for the fiscal year commencing November 1, 2000 (Proposal No. 1); and

 (3) To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on February 25, 2000 are entitled to vote at the Meeting. The election of Trustees and the Proposal are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of its nominees as Trustee and in favor of the Proposals. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary

March 10, 2000
-------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.








                      OPPENHEIMER MULTI-SECTOR INCOME TRUST

               Two World Trade Center, New York, New York 10048-0203

                                 PROXY STATEMENT

                         Annual Meeting Of Shareholders
                            To Be Held April 26, 2000

This  Proxy   Statement  is  furnished  to  the   shareholders   of  Oppenheimer
Multi-Sector Income Trust (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at the Annual Meeting of Shareholders to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on Wednesday, April 26, 2000 or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement will be made on or about March 10, 2000. For a free copy of the annual report covering the operations of the Fund for the fiscal year ended October 31, 1999, call the Fund's transfer agent, Shareholder Financial Services, Inc., at 1-800-647-7374.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares for the election of Trustees and on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the proposal.

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons names as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any adjourned session or sessions may be held within 90 days after the date set for the original Meeting without the necessity of further notice.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of the Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at Two World Trade Center, New York, New York 10048-0203;
(2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, Shareholder Financial Services, Inc. (a subsidiary of OppenheimerFunds, Inc., the Fund's investment adviser), or by officers or employees of the Fund's investment adviser (the "Adviser"), personally or by telephone or telegraph; any expenses so incurred will also be borne by the Fund. Proxies may also be solicited by a proxy solicitation firm hired at the Fund's expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. It is anticipated that the cost of engaging a proxy solicitation firm would not exceed $3,500 plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted. These costs will, of course, vary. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of February 25, 2000 the record date, there were _________ shares of the Fund issued and outstanding. All shares of the Fund have equal voting rights as to the election of Trustees and as to the Proposal described herein, and the holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of February 25, 2000 the only persons known by the management of the Fund to own or be the beneficial owner of 5% or more of the outstanding shares of the Fund were: Paine Webber Inc., 1000 Harbor Boulevard, 6th Floor, Weehawken, New Jersey 07087, which owned of record _____________ shares (________% of the shares); Salomon Smith Barney, Inc., 333 W. 34th Street New York, New York 10001, which owned _____________ shares (______% of the shares); Prudential Securities, Inc., One York Plaza, 8th Floor, New York, New York 10004, which owned __________ shares (_____% of the shares); AG Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, which owned ____________ shares (_______% of the shares); and Donaldson, Lufkin and Jenrette Securities Corp., One Pershing Plaza, Jersey City, New Jersey 07399, which owned _________ shares (_____% of the shares).


                              ELECTION OF TRUSTEES

The Fund's Declaration of Trust provides that the Board of Trustees shall consist of three classes of Trustees with overlapping three year terms. One class of Trustees is to be elected each year with terms extending to the third succeeding annual meeting after such election, or until their successors shall be duly elected and shall have qualified. At the Meeting, three Class A Trustees are to be elected for a three year term, as described below, or until their respective successors shall be duly elected and shall have qualified. Additionally, one Class C Trustee is to be elected for an initial two year term, as described below, or until his respective successor shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. The proxies being solicited hereby cannot be voted for more than three nominees.

Each of the Class A Nominees, Leon Levy, Bridget A. Macaskill and Clayton K. Yeutter and the Class C Nominee, Phillip A. Griffiths, are presently Trustees of the Fund. All present Trustees of the Fund have been previously elected by the Fund's shareholders, except for Mr. Griffiths who was appointed a Class C
Trustee by the Fund's Board of Trustees in 1999. Each nominee has agreed to be nominated and to serve as a Trustee. Class A Trustees to be elected at the Meeting shall serve as such for a three year term and constitute the third class of the Board. The Class C Trustee to be elected at the Meeting shall serve as such until his term expires in 2002. The classes of the Board and the expiration dates of their terms of office are shown below.

1 Ms.  Macaskill and Mr.  Griffiths are not a Directors of  Oppenheimer
Money Market Fund, Inc and Mr. Griffiths is not a Trustee of Oppenheimer Discovery Fund.

Each of the nominees and other Trustees are Trustees or Directors of the following New York-based Oppenheimer funds1:

Oppenheimer   California  Municipal  Fund
Oppenheimer  Large  Cap  Growth  Fund
Oppenheimer  Capital  Appreciation  Fund
Oppenheimer  Money Market  Fund,  Inc.
Oppenheimer  Capital  Preservation  Fund
Oppenheimer  Multiple  Strategies Fund
Oppenheimer  Developing  Markets  Fund
 Oppenheimer  Multi-Sector  Income  Trust
Oppenheimer  Discovery Fund
Oppenheimer  Multi-State Municipal Trust
Oppenheimer Enterprise  Fund
Oppenheimer   Municipal  Bond  Fund
Oppenheimer  Europe  Fund
Oppenheimer New York Municipal Fund
Oppenheimer  Global Fund
Oppenheimer  Series Fund, Inc.
Oppenheimer Global Growth & Income Fund
Oppenheimer U.S.  Government Trust
Oppenheimer Gold & Special  Minerals Fund
Oppenheimer  Trinity Core Fund
Oppenheimer   Growth  Fund
Oppenheimer   Trinity   Growth   Fund
Oppenheimer International   Growth  Fund
Oppenheimer   Trinity   Value  Fund
Oppenheimer International Small Company Fund
Oppenheimer World Bond Fund


Ms. Macaskill and Messrs. Spiro, Donohue, Bowen, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. The nominees and other Trustees indicated below by an asterisk (*) are "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Adviser or its affiliates or other positions described The year given below indicates when the nominees and the other Trustees first became a trustee or director of any of the New York-based Oppenheimer funds without a break in service. If any of the nominees should be unable to accept nomination or election, it is the intention of the persons named as attorneys-in-fact in the enclosed proxy to vote such proxy for the election of such other person or persons selected and nominated by disinterested Trustees as the Board of Trustees may, in its discretion, recommend.

As of February 25, 2000 the only Trustee who held shares of the Fund was Benjamin Lipstein, who disclaims beneficial ownership of 1,000 shares of the Fund held by his wife.

Name and                Business Experience                               Term
Other Information       During the Past Five Years                       Expires
-----------------       --------------------------                       -------
Class A
-------
Leon Levy               General  Partner  of  Odyssey  Partners,   L.P.   2000
first became a          (investment   partnership)   (since  1982)  and
Trustee in 1959         Chairman of Avatar Holdings,  Inc. (real estate
Age: 74                 development).


Bridget A. Macaskill*   President  (since June 1991),  Chief  Executive   2000
first became a          Officer (since  September  1995) and a Director
Trustee in 1995         (since   December   1994)   of   the   Adviser;
Age: 51                 President  and  director  (since  June 1991) of
                        HarbourView Asset Management Corporation,  an investment
                        adviser  subsidiary  of  the  Adviser;  Chairman  and  a
                        director of  Shareholder  Services,  Inc.  (since August
                        1994) and Shareholder  Financial  Services,  Inc. (since
                        September  1995),  transfer  agent  subsidiaries  of the
                        Adviser; President (since September 1995) and a director
                        (since October 1990) of Oppenheimer  Acquisition  Corp.,
                        the Adviser's parent holding  company;  President (since
                        September  1995) and a director (since November 1989) of
                        Oppenheimer   Partnership  Holdings,   Inc.,  a  holding
                        company   subsidiary  of  the  Adviser;  a  director  of
                        Oppenheimer  Real Asset  Management,  Inc.  (since  July
                        1996);  President and a director (since October 1997) of
                        OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Adviser and of Oppenheimer
                        Millennium Funds plc;  President and a director of other
                        Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Clayton K. Yeutter      Of  Counsel,  Hogan & Hartson (a law  firm);  a   2000
first became a          director   of   Zurich    Financial    Services
Trustee in 1993         (financial  services),  Zurich  Allied  AG  and
Age: 69                 Allied  Zurich  p.l.c.   (insurance  investment
                        management);   Caterpillar,  Inc.  (machinery),
                        ConAgra,    Inc.    (food   and    agricultural
                        products),     Farmers     Insurance    Company
                        (insurance),    FMC   Corp.    (chemicals   and
                        machinery)   and   Texas   Instruments,    Inc.
                        (electronics);    formerly    (in    descending
                        chronological   order),    Counselor   to   the
                        President (Bush) for Domestic Policy,  Chairman
                        of   the   Republican    National    Committee,
                        Secretary   of   the   U.S.    Department    of
                        Agriculture, U.S. Trade Representative.

Class B

Robert G. Galli         A  Trustee  or  Director  of other  Oppenheimer   2001
first became a          funds.   Formerly   he   held   the   following
Trustee in 1993         positions:   Vice   Chairman  of  the  Adviser,
Age: 66                 OppenheimerFunds,    Inc.   (October   1995   -
                        December 1997);  Executive Vice President of the Adviser
                        (December 1977 - October 1995); Executive Vice President
                        and  a  director   (April   1986  -  October   1995)  of
                        HarbourView Asset Management Corporation, an investment advisor subsidiary of the Adviser.


Benjamin Lipstein       Professor   Emeritus   of   Marketing,    Stern   2001
first became a          Graduate  School  of  Business  Administration,
Trustee in 1974         New York University.
Age: 76

Kenneth A. Randall      A  director   of   Dominion   Resources,   Inc.   2001
first became a          (electric  utility holding  company),  Dominion
Trustee in 1980         Energy,  Inc.  (electric  power  and  oil & gas
Age: 72                 producer),  and Prime Retail, Inc. (real estate
                        investment   trust);   formerly  President  and
                        Chief  Executive   Officer  of  The  Conference
                        Board,   Inc.   (international   economic   and
                        business    research)   and   a   director   of
                        Lumbermens  Mutual Casualty  Company,  American
                        Motorists   Insurance   Company  and   American
                        Manufacturers Mutual Insurance Company.

Edward V. Regan         Chairman of  Municipal  Assistance  Corporation   2001
first became a          for the  City of New  York;  Senior  Fellow  of
Trustee in 1993         Jerome Levy Economics Institute,  Bard College;
Age: 69                 a director of RBAsset (real estate manager);  a
                        director of  OffitBank;  Trustee,  Financial  Accounting
                        Foundation  (FASB and  GASB);  formerly  New York  State
                        Comptroller  and  trustee,  New  York  State  and  Local
                        Retirement Fund.


Russell  S.   Reynolds, Chairman  of  The  Directorship   Group,   Inc.   2001
Jr.                     (corporate  governance consulting and executive
first became a          recruiting);  a director of Professional  Staff
Trustee in 1989         Limited (an U.K.  temporary  staffing company);
Age: 68                 a   life   trustee   of   International   House
                        (non-profit educational organization), and a trustee of the Greenwich Historical Society.

Class C
Elizabeth B. Moynihan   Author and architectural  historian;  a trustee   2002
first became a          of  the  Freer  Gallery  of  Art   (Smithsonian
Trustee in 1992         Institute);  Executive  Committee  of  Board of
Age: 70                 Trustees of the  National  Building  Museum;  a
                        member of the  Trustees  Council,  Preservation
                        League of New York State.


Phillip A. Griffiths    The  Director  of the  Institute  for  Advanced   2002
first became a Trustee  Study,  Princeton,  N.J.  (since  1991)  and  a
in 1999                 member  of the  National  Academy  of  Sciences
Age:  61                (since  1979);  formerly a director  of Bankers
                        Trust Corporation (1994 through June, 1999), Provost and
                        Professor  of  Mathematics  at Duke  University  (1983 -
                        1991),  a  director  of  Research  Triangle   Institute,
                        Raleigh,   N.C.  (1983  -  1991),  and  a  Professor  of
                        Mathematics at Harvard University (1972 - 1983).

Donald W. Spiro         Formerly  he  held  the  following   positions:   2002
first became a          Chairman  Emeritus (August 1991 - August 1999),
Trustee in 1985         Chairman  (November  1987 - January 1991) and a
Age: 74                 director  (January  1969 - August  1999) of the
                        Adviser; President and Director of the Distributor (July
                        1978 - January 1992).


Vote Required. The affirmative vote of the holders of a majority of the voting shares of the Fund represented in person or by proxy and entitled to vote at the Meeting is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and of the Adviser, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended October 31, 1999. Each of the Trustees was present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served. The Trustees of the Fund have appointed an Audit Committee, comprised of Messrs. Randall (Chairman), Lipstein, and Regan, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Adviser or the Fund. The functions of the Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Committee met four times during the fiscal year ended October 31, 1999. The Board of Trustees does not have a standing nominating or compensation committee.

Remuneration of Trustees The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Mr. Spiro) who are affiliated with the Adviser receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1999. The compensation from all of the New York-based Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 1999.

                                                                           Total
                                                   Retirement      Compensation
                                                     Benefits          from all
                                   Aggregate  Accrued as Part    New York based
Trustee's Name                  Compensation          of Fund       Oppenheimer
and Other Positions               from Fund1         Expenses Funds (24 Funds)2

Leon Levy
Chairman                             $19,916          $13,755          $166,700

Robert G. Galli
Study Committee Member                $3,593             None         $176,2153

Phillip A. Griffiths                   $8014             None           $17,835

Benjamin Lipstein
Study Committee Chairman,
Audit Committee Member               $20,808          $15,482          $144,100

Elizabeth B. Moynihan
Study Committee Member                $5,282           $1,531          $101,500

Kenneth A. Randall
Audit Committee Member               $11,867           $8,426           $93,100

Edward V. Regan
Proxy Committee Chairman,
Audit Committee Member                $3,404             None           $92,100

Russell S. Reynolds, Jr.
Proxy Committee Member                $5,129           $2,582           $68,900

Donald W. Spiro5                        None             None           $10.250

Clayton K. Yeutter
Proxy Committee Member               $2,5466             None           $68,900

1. Aggregate compensation includes fees, deferred compensation, in any, and retirement plan benefits accrued for a Trustee or Director.
2.    For the 1999 calendar year.
3. Total compensation for the 1999 calendar year includes compensation received for serving as a Trustee or Director of 10 other Oppenheimer funds
4.    Includes $769 deferred under Deferred Compensation Plan described below.
5.    Prior to August 1, 1999, Mr. Spiro was not an Independent Trustee
6.    Includes $861 deferred under Deferred Compensation Plan described below.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

   Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the Fund's executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Bishop, Bowen, Donohue, Farrar and Zack serve in a similar capacity with the other New York-based Oppenheimer funds.

Arthur P. Steinmetz,  Vice President and Portfolio Manager, Age: 41.
   Two World Trade Center, 34th Floor, New York, New York 10048-0203
   Senior Vice President of the Adviser (since March 1993); an officer of other Oppenheimer funds.

Caleb Wong,  Vice  President  and  Portfolio  Manager,  Age:  34 Two World Trade
   Center,  34th Floor,  New York,  New York  10048-0203  Vice  President of the
   Adviser (since August 1999) previously Assistant Vice President of the Adviser (since January 1997); worked in fixed-income quantitative research and risk management for the Adviser (Since July 1996) prior to which he was enrolled in the Ph.D. program for Economics at the University of Chicago.

Andrew J. Donohue, Secretary, Age: 49
   Two World Trade Center, 34th Floor, New York, New York 10048-0203 Executive Vice President (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Adviser; Executive Vice President and General Counsel (since September 1993) and a director (since January
   1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer, Age:40.
   6803 South Tucson Way, Englewood, Colorado 80112
   Senior Vice President and Treasurer (since April 1999) of the Adviser; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Adviser, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert J. Bishop, Assistant Treasurer, Age: 41
   6803 South Tucson Way, Englewood, Colorado 80112
   Vice President of the Adviser/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Adviser/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Adviser.

Scott T. Farrar, Assistant Treasurer, Age: 34
   6803 South Tucson Way, Englewood, Colorado 80112
   Vice President of the Adviser/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Adviser/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Adviser.

Robert G. Zack, Assistant Secretary, Age: 51
   TwoWorld Trade Center,  34th Floor, New York, New York 10048-0203 Senior Vice
      President (since May 1985) and Associate General Counsel (since May 1981) of the Adviser, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.


                 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                (Proposal No. 1)

The  Investment   Company  Act  requires  that   independent   certified  public
accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Adviser, at a meeting held October 7,1999 selected KPMG LLP ("KPMG") as auditors of the Fund for the fiscal year beginning November 1, 1999. KPMG also serves as auditors for certain other funds for which the Adviser acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of KPMG as auditors. Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of KPMG as auditors of the Fund.

                             Additional Information

The Adviser and the Transfer Agent. Subject to the authority of the Board of Trustees, the Adviser is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. Shareholder Financial Services, Inc. ("SFSI"), a subsidiary of the Adviser, acts as primary transfer agent, shareholder servicing agent and dividend paying agent for the Fund. Fees paid to SFSI are based on the number of shareholder accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses. The Fund incurred approximately $______ in expenses for the fiscal year ended October 31, 1999 for services provided by SFSI.

The Adviser (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $120 billion as of December 31, 1999, and with more than 5 million shareholder accounts. The Adviser is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Adviser and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Adviser on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Adviser, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. Effective as of August 1, 1997, OAC declared a ten for one stock split. At December 31, 1999, on a post-split basis, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock, (ii) 8,667,670 shares of Class B voting stock, and (iii) 15,022,072 shares of Class C non-voting stock. This collectively represented 89.5% of the outstanding common stock and 85% of the voting power of OAC as of that date. Certain officers and/or directors of the Adviser held (i) 3,660,540 shares of the Class B voting stock, representing 7.2% of the outstanding common stock and 10.3% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 5,170,889 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Bridget A. Macaskill, who serves as a Trustee of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Adviser). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period October 1, 1998 to September 31, 1999, the only transactions on a post-split basis by persons who serve as Trustees of the Fund were by ____________.

The names and principal occupations of the executive officers and directors of the Adviser are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; James C. Swain, Vice Chairman; Jeremy Griffiths, Executive Vice President and Chief Financial Officer; O. Leonard Darling,
Executive  Vice  President  and Chief  Investment  Officer;  Andrew J.  Donohue,
Executive Vice President, General Counsel and a director; George Batejan, Executive Vice President and Chief Information Officer, Craig Dinsell, James Ruff, Andrew Ruotolo and Loretta McCarthy, Executive Vice Presidents; Brian W. Wixted, Senior Vice President and Treasurer; Charles Albers, Peter M. Antos, Victor Babin, Bruce Bartlett, Richard Bayha, Robert A. Densen, Ronald H. Fielding, Robert B. Grill, Robert Guy, Thomas W. Keffer, Avram Kornberg, John S. Kowalik, Andrew J. Mika, David Negri, Robert E. Patterson, Russell Read, Richard Rubinstein, Christian D. Smith, Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby, Donna Winn, Robert G. Zack, and Arthur J. Zimmer, Senior Vice Presidents; and Barbara Hennigar, Chairman of OppenheimerFunds Services, a division of the Adviser. These officers are located at one of the four offices of the Adviser: Two World Trade Center, New York, NY 10048-0203; 6803 South Tucson Way, Englewood, CO 80112; 350 Linden Oaks, Rochester, NY 14625-2807 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.

                        RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by the Fund must notify the Fund in such a manner so that such notice is received by the Fund by December 1, 2000 and in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                                    By Order of the Board of Trustees,

                                    Andrew J. Donohue, Secretary
                                 March 10, 2000

                       OPPENHEIMER MULTI-SECTOR INCOME TRUST
          PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD APRIL 26, 2000

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                  Please detach at perforation before mailing.
--------------------------------------------------------------------

Oppenheimer Multi-Sector Income Trust
Proxy for Annual Shareholders Meeting to be held April 26, 2000

The undersigned shareholder of Oppenheimer Multi-Sector Income Trust (the "Fund") does hereby appoint Robert Bishop, Andrew J. Donohue, Scott Farrar and Brian Wixted, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held April 26, 2000 at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

                                      OVER
                                       680

Oppenheimer Multi-Sector Income Trust/Proxy for Annual Shareholders Meeting to be held April 26, 2000.

Your shareholder vote is important!

Your prompt response can save your Fund money.
Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

                   Please detach at perforation before mailing.
1.  Election of Trustees

A)    Leon Levy
B)    Bridget A. Macaskill
C)    Clayton K. Yeutter
D)    Phillip A. Griffiths

    _______FOR all nominees listed              ___ WITHHOLD AUTHORITY
    except as marked to the contrary.                 to vote for all nominees
    Instruction: To withhold authority to
    vote for any individual nominee, line
    out that nominee's name at left.

2.  Ratification of selection of KPMG LLP as independent auditors
    (Proposal No. 1)

            FOR____           AGAINST____       ABSTAIN____


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.

                              Dated:      _____________________, 2000
                                          (Month)          (Day)


                                  Signature(s)



                                  Signature(s)

                                 Please read both sides of this ballot.
680